                                    EXHIBIT A

                     AGREEMENT REGARDING THE JOINT FILING OF

                                  SCHEDULE 13D

                             ----------------------


The undersigned hereby agree as follows:

                  (i) Each of them is individually eligible to use Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

                  (ii) Each of them is responsible for the timely filing of such
Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date:    November 5, 2001

                                   GREAT HILL EQUITY PARTNERS LIMITED
                                   PARTNERSHIP

                                   By:    Great Hill Partners GP, LLC
                                   Its:   General Partner

                                   By: /s/ John G. Hayes
                                      ------------------------------------------
                                          A Manager


                                   GREAT HILL INVESTORS, LLC

                                   By: /s/ John G. Hayes
                                      ------------------------------------------
                                          A Manager


                                   GREAT HILL EQUITY PARTNERS II
                                   LIMITED PARTNERSHIP

                                   By:    Great Hill Partners GP II, LLC
                                   Its:   General Partner

                                   By: /s/ John G. Hayes
                                      ------------------------------------------
                                          A Manager


                              Page 21 of 22 pages

                                   GREAT HILL AFFILIATE PARTNERS II
                                   LIMITED PARTNERSHIP

                                   By:    Great Hill Partners GP II, LLC
                                   Its:   General Partner

                                   By: /s/ John G. Hayes
                                      ------------------------------------------
                                          A Manager

                                   /s/ Christopher S. Gaffney
                                   ---------------------------------------------
                                   Christopher S. Gaffney

                                   /s/ Stephen F. Gormley
                                   ---------------------------------------------
                                   Stephen F. Gormley

                                   /s/ John G. Hayes
                                   ---------------------------------------------
                                   John G. Hayes








                              Page 22 of 22 pages